Summary Prospectus — May 1, 2015

Baillie Gifford Funds — The EAFE Choice Fund

Class 1 (BGCOX), Class 2 (BGCWX), Class 3 (BGCJX), Class 4 (BGCLX), Class 5 (BGCVX)

Before you invest, you may want to review the Fund’s full prospectus, which contains more information about the Fund and its risks. You can find the Fund’s full prospectus and other information about the Fund, including its statement of additional information (SAI) and most recent reports to shareholders, online at http://USmutualfund.bailliegifford.com. You can also get this information at no cost by calling 011-44-131-275-2000 or by sending an email request to julie.paul@bailliegifford.com. This Summary Prospectus incorporates by reference the Fund’s entire prospectus and SAI, each dated May 1, 2015, as supplemented or revised, and the financial statements included in the Fund’s annual report to shareholders, dated December 31, 2014.

Investment Objective

The EAFE Choice Fund seeks capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Class 1	Class 2	Class 3	Class 4	Class 5
Shareholder Fees (fees paid directly from your investment)
Purchase Fees (as a percentage of amount purchased)	0.30%	0.30%	0.30%	0.30%	0.30%
Redemption Fees (as a percentage of amount redeemed)	0.20%	0.20%	0.20%	0.20%	0.20%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(a)	0.35%	0.35%	0.35%	0.35%	0.35%
Service Fees(b)	0.25%	0.17%	0.10%	0.07%	0.02%
Other Expenses(d)	0.14%	0.14%	0.13%	0.14%(c)	0.14%(c)
Total Annual Fund Operating Expenses	0.74%	0.66%	0.58%	0.56%	0.51%

(a)         Expenses have been restated to reflect current fees.

(b)         Service Fees differ between Classes to reflect varying levels of shareholder service fees payable to Baillie Gifford Overseas Limited (the “Manager”), as described in detail under “Share Classes — Shareholder Service Fees” in the Fund’s full prospectus. Expenses have been restated to reflect current fees.

(c)          Classes 4 and 5 were unfunded as of December 31, 2014, therefore Other Expenses have been estimated for these Classes based on the Other Expenses of Class 2 shares.

(d)         Other Expenses may differ among Classes due to various factors that can have disproportionate effects on a particular Class, such as relatively significant inflows, outflows and Class conversions/exchanges when a Class of shares is held by a small number of investors.

Example of Expenses

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem all of your shares, or do not redeem any shares, at the end of those periods. It also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The assumed 5% annual return in the Example should not be considered a representation of investment performance, as actual performance will depend upon actual investment results of securities held in the Fund’s portfolio. Your actual costs may be higher or lower than the Example indicates.

Assuming you redeemed all of your shares at the end of each period, your expenses would be:

	1 year	3 years	5 years	10 years
Class 1	$126	$288	$465	$976
Class 2	$118	$263	$421	$881
Class 3	$110	$238	$378	$784
Class 4	$108	$232	$367	$760
Class 5	$103	$216	$339	$699

Baillie Gifford Funds - Prospectus

1 — Summaries of Key Information

Assuming you did not redeem any of your shares at the end of each period, your expenses would be:

	1 year	3 years	5 years	10 years
Class 1	$105	$266	$440	$946
Class 2	$97	$241	$397	$850
Class 3	$89	$215	$353	$754
Class 4	$87	$209	$342	$729
Class 5	$82	$193	$314	$669

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example of Expenses,” affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 23% of the average value of its portfolio.

Principal Investment Strategies

The Fund will seek to meet its objective through investments in an international portfolio of common stocks and other equity securities of issuers located in countries of developed and emerging markets. The Fund will engage in the active management of its portfolio by making investments in selected businesses which the portfolio managers believe may grow and enjoy sustainable competitive advantages in their markets. The Fund will invest in a diversified portfolio consisting principally of exchange-traded securities issued by companies whose principal activities are in countries contained in the MSCI EAFE Index, cash and cash equivalents. Under normal circumstances, the Fund will invest at least 85% of its net assets (plus any borrowings for investment purposes) in common stocks and other equity securities of companies whose principal activities are in Europe, Australasia, and/or the Far East, which may include emerging markets. The Fund may invest in stocks of any market capitalization. See “Other Important Information About the Funds” in the Fund’s full prospectus for additional detail on how the Fund classifies the location of issuers in which it invests. Currency hedging is permitted, at the discretion of Baillie Gifford Overseas Limited (the “Manager”), to attempt to preserve the Fund’s investments in U.S. dollar terms, and may include utilization of forward foreign currency transactions or other currency instruments, such as options. The Fund will aim to remain fully invested in equities, holding cash and cash equivalents primarily during periods of investment reallocation, or as a result of admissions to or withdrawals from the Fund. The Fund is managed by a different team of portfolio managers than The EAFE Fund with no overlap in membership, and the resulting portfolio contains different holdings although there may be overlap. The Fund has the same team of portfolio managers as The EAFE Pure Fund and invests in a manner similar to that of The EAFE Pure Fund, except that the Fund includes among its principal investment strategies the investment in emerging markets. The resulting portfolio of the Fund contains additional investments in emerging markets securities.

Principal Risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The principal risks of investing in the Fund are summarized below. For a more complete discussion of these risks, see “Primary Investment Risks” in the Fund’s full prospectus.

•                       Management and Operational Risk — The value of the Fund’s investments will be affected by the techniques and analyses of the Fund’s portfolio managers. The Fund also runs the risk that the portfolio managers’ assessment of an investment may be wrong or that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

•                       Market Risk - The value of the Fund’s investments will be affected by fluctuations in the stock markets in which the Fund is invested, factors affecting a particular industry or industries, real or perceived adverse economic conditions, changes in interest or currency rates or adverse investor sentiment generally. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

•                       Equity Securities Risk — Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

•                       Foreign Investment Risk and Emerging Markets Risk — Foreign securities, and, in particular, emerging markets securities, are subject to additional risks, including less liquidity, increased volatility, less transparency, withholding taxes, increased vulnerability to adverse changes in local and global economic conditions, less regulation, and possible fluctuation in value due to adverse political conditions. Foreign portfolio transactions generally involve higher commission rates, transfer taxes, and custodial costs than similar transactions in the U.S. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries.

•                       Correlation Risk — Should the Fund focus its investments in countries, regions, sectors, or companies that are closely correlated with one another, this could create more risk than if the Fund’s investments were less correlated.

•                       Currency and Hedging Risk — Fluctuations in the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies due to changing currency exchange rates can adversely affect the Fund’s value. In addition, hedging a foreign currency can have a negative effect on performance if the U.S. dollar declines in value relative to that currency or if the currency hedging is otherwise ineffective.

•                       Liquidity Risk — The Fund’s investments may be subject to low trading volume, lack of a market maker, large position size, or regulatory restrictions. As a result, it may not be possible to sell an investment at a particular time or at an acceptable price.

•                       Market Disruption and Geopolitical Risk — Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events, as well as other changes in foreign and U.S. economic and political conditions, could adversely affect the value of the Fund’s investments.

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods indicated and by comparing the Fund’s average annual total returns for different calendar periods with those of the Fund’s benchmark and an additional broad-based international stock index selected by the Manager. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements. After-tax returns are shown for only Class 2 shares, and after-tax returns for other Classes will vary. Past performance (before and after taxes) is not an indication of future performance.

During the periods shown in the bar chart, the highest quarterly return was 17.72% (for the calendar quarter ended September 30, 2010) and the lowest quarterly return was -18.23% (for the calendar quarter ended September 30, 2011).

Average Annual Total Returns for Periods Ended December 31, 2014	1 Year		5 Years		Life of Fund*
Returns Before Taxes
Class 2	-4.25%		6.75%		8.03%
Returns After Taxes on Distributions
Class 2	-4.72%		5.76%		7.03%
Returns After Taxes on Distributions and Sale of Fund Shares
Class 2	-2.40%		4.85%		5.88%
Returns Before Taxes
Class 1	-4.46%		6.56	%(1)	7.83	%(1)
Class 3	-4.18	%(2)	6.77	%(2)	8.04	%(2)
Class 4	-4.25	%(3)	6.75	%(3)	8.03	%(3)
Class 5	-4.25	%(4)	6.75	%(4)	8.03	%(4)
Comparative Indexes (reflect no deduction for fees, expenses, or taxes)
MSCI EAFE Index	-4.48%		5.80%		1.38%
FTSE Developed ex U.S. Index	-4.03%		5.66%		6.11%

*The Fund commenced operations on December 17, 2009.

(1)                   Performance for Class 1 shares prior to their date of inception (December 17, 2013) is derived from the historical performance of Class 2 shares, and has been adjusted for the higher shareholder servicing fees applicable to Class 1 shares.

(2)                   Performance for Class 3 shares prior to the date Class 3 most recently recommenced investment operations (July 7, 2014) is derived from the historical performance of Class 2 shares, and has not been adjusted for the lower shareholder servicing fees applicable to Class 3 shares; had it, returns would have been higher.

(3)                   Performance for Class 4 shares, which were unfunded as of December 31, 2014, is derived from the historical performance of Class 2 shares, and has not been adjusted for the lower shareholder servicing fees applicable to Class 4 shares; had it, returns would have been higher.

(4)                   Performance for Class 5 shares, which were unfunded as of December 31, 2014, is derived from the historical performance of Class 2 shares, and has not been adjusted for the lower shareholder servicing fees applicable to Class 5 shares; had it, returns would have been higher.

Management of the Fund

Investment Adviser
Baillie Gifford Overseas Limited

Portfolio Managers
Gerard Callahan, Portfolio Manager
Service with The EAFE Choice Fund since 2009.
Iain Campbell, Portfolio Manager
Service with The EAFE Choice Fund since 2009.
Joe Faraday, Portfolio Manager
Service with The EAFE Choice Fund since 2010.
Sophie Earnshaw, Portfolio Manager
Service with The EAFE Choice Fund since 2014.
Mortiz Sitte, Portfolio Manager
Service with The EAFE Choice Fund since 2014.
Tom Walsh, Portfolio Manager
Service with The EAFE Choice Fund since 2014.

Purchase and Sale of Fund Shares

The minimum initial investment in the Fund must be worth at least $1 million.  The Manager and Baillie Gifford Funds Services LLC, the Fund’s distributor (the “Distributor”), each reserve the right to waive these minimums in its sole discretion, and to reject any purchase order for any reason.

With respect to Classes of the Fund, eligibility for a Class of shares depends on a shareholder’s “Total Investment” with the Manager.  A Fund shareholder’s Total Investment will be determined by the Manager as of March 31 of each year and, for purposes of exchanging into less expensive Classes because of additional investments, at the end of each calendar quarter (each a “Determination Date”).  As provided below, a shareholder’s Total Investment as of any Determination Date will equal the market value of assets managed by the Manager and its affiliates for the shareholder (whether in mutual funds managed by the Manager, another pooled vehicle or otherwise) as of such Determination Date. The Manager will make all determinations as to aggregation of shareholder accounts for purposes of determining eligibility.

The minimum Total Investment for a new shareholder to be eligible for a Class of shares of the Fund is set forth in the following table:

Class of Shares	Minimum Total Investment
Class 1	$1 Million
Class 2	$25 Million
Class 3	$100 Million
Class 4	$200 Million
Class 5	$500 Million

In the case of shares held of record by retirement plans for which individual participants are the underlying beneficial owners and direct the plans’ investments on their behalf into the Fund (“Participant Directed Plans”), the shareholder for the purposes of the minimum initial investment, as well as the minimum Total Investment for each Class of shares, is the Participant Directed Plan.

Fund shares are redeemable, and under ordinary circumstances you may redeem the Fund’s shares on any day the New York Stock Exchange is open for trading by sending a written request by mail, e-mail, or by facsimile to the Trust (c/o Baillie Gifford Overseas Limited, Calton Square, 1 Greenside Row, Edinburgh, Scotland EH1 3AN; Attention: Julie Paul; Email BGNAVtrading@bailliegifford.com; Fax # 011-44-131-275-3972).

Taxes

The Fund intends to make distributions that generally will be taxable to shareholders as ordinary income or capital gains, unless you are a tax-exempt investor or otherwise investing through a tax-advantaged account, such as an IRA or 401(k) plan.  If you are investing through such a tax-advantaged account, you may be taxed later upon withdrawal of monies from that account.